3rd QUARTER 2021 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of September 30, 2021, ROIC owned 86 shopping centers encompassing approximately 9.8 million square feet. ROIC is the largest publicly-traded, grocery- anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Overview Supplemental Disclosure Quarter Ended September 30, 2021 - 2 -

Page Balance Sheets……..……………………………………………………………..……………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...……… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Property Acquisitions and Dispositions ………………………….………………………...…………………………………… 10 Property Portfolio ………………………………………………….…………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….…………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................. 17 Same-Space Comparative Leasing Summary ………………………………………………………..…..................................... 18 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 19 Investor Information …………………………………………………………..………………………………………………… 20 Financial Data Portfolio Data Table of Contents Supplemental Disclosure Quarter Ended September 30, 2021 - 3 -

(unaudited, dollars in thousands, except par values and share amounts) 09/30/21 12/31/20 ASSETS: Real Estate Investments: Land 875,818$ 881,872$ Building and improvements 2,272,296 2,274,680 3,148,114 3,156,552 Less: accumulated depreciation 490,638 460,165 2,657,476 2,696,387 Mortgage note receivable 4,896 4,959 Real Estate Investments, net 2,662,372 2,701,346 Cash and cash equivalents 91,150 4,822 Restricted cash 2,319 1,814 Tenant and other receivables, net 56,545 58,756 Deposits 1,000 - Acquired lease intangible assets, net 44,342 50,110 Prepaid expenses 1,328 4,811 Deferred charges, net 22,198 25,655 Other assets 16,982 17,296 TOTAL ASSETS 2,898,236$ 2,864,610$ LIABILITIES: Term loan 298,797$ 298,524$ Credit facility - 48,000 Senior Notes 944,833 943,655 Mortgage notes payable 85,727 86,509 Acquired lease intangible liabilities, net 117,166 125,796 Accounts payable and accrued expenses 51,215 17,687 Tenants' security deposits 6,918 6,854 Other liabilities 40,700 46,426 TOTAL LIABILITIES 1,545,356 1,573,451 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,552,447 1,497,662 Dividends in excess of earnings (284,144) (289,309) Accumulated other comprehensive loss (4,877) (8,812) Total Retail Opportunity Investments Corp. stockholders' equity 1,263,438 1,199,553 Non-controlling interests 89,442 91,606 TOTAL EQUITY 1,352,880 1,291,159 TOTAL LIABILITIES AND EQUITY 2,898,236$ 2,864,610$ The Company's Form 10-Q for the quarter ended September 30, 2021, and Form 10-K for the year ended December 31, 2020 should be read in conjunction with the above information. Balance Sheets Supplemental Disclosure Quarter Ended September 30, 2021 - 4 -

(unaudited, in thousands, except per share amounts) Three Months Ended Nine Months Ended 09/30/21 09/30/20 09/30/21 09/30/20 REVENUES: Rental revenue (1) 69,907$ 69,066$ 208,925$ 208,997$ Other income 1,478 706 2,377 2,199 TOTAL REVENUES 71,385 69,772 211,302 211,196 OPERATING EXPENSES: Property operating 11,009 10,313 32,334 30,203 Property taxes 8,564 8,510 25,502 25,265 Depreciation and amortization 22,854 24,649 69,401 73,041 General and administrative expenses 4,746 4,101 14,353 11,974 Other expense 147 165 631 525 TOTAL OPERATING EXPENSES 47,320 47,738 142,221 141,008 Gain on sale of real estate 12,880 - 22,340 - OPERATING INCOME 36,945 22,034 91,421 70,188 NON-OPERATING EXPENSES: Interest expense and other finance expenses (14,356) (15,065) (43,173) (45,047) NET INCOME 22,589 6,969 48,248 25,141 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,494) (503) (3,254) (2,026) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. 21,095$ 6,466$ 44,994$ 23,115$ NET INCOME PER COMMON SHARE - BASIC 0.17$ 0.06$ 0.38$ 0.20$ NET INCOME PER COMMON SHARE - DILUTED 0.17$ 0.06$ 0.38$ 0.20$ Weighted average common shares outstanding - basic 120,625 117,218 118,976 116,523 Weighted average common shares outstanding - diluted 129,540 126,610 128,012 126,812 (1) RENTAL REVENUE Base rents 51,383$ 51,300$ 152,931$ 155,254$ Recoveries from tenants 16,821 16,874 51,008 51,232 Straight-line rent 126 333 438 563 Amortization of above- and below-market rent 2,125 2,756 6,571 10,756 Bad debt (548) (2,197) (2,023) (8,808) TOTAL RENTAL REVENUE 69,907$ 69,066$ 208,925$ 208,997$ The Company's Form 10-Q for the quarters ended September 30, 2021 and September 30, 2020 should be read in conjunction with the above information. Income Statements Supplemental Disclosure Quarter Ended September 30, 2021 - 5 -

(unaudited, in thousands, except per share amounts) Three Months Ended Nine Months Ended 09/30/21 09/30/20 09/30/21 09/30/20 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders 21,095$ 6,466$ 44,994$ 23,115$ Adjustments: Depreciation and amortization expense 22,854 24,649 69,401 73,041 Gain on sale of real estate (12,880) - (22,340) - FUNDS FROM OPERATIONS - BASIC 31,069 31,115 92,055 96,156 Net income attributable to non-controlling interests 1,494 503 3,254 2,026 FUNDS FROM OPERATIONS - DILUTED 32,563$ 31,618$ 95,309$ 98,182$ FUNDS FROM OPERATIONS PER SHARE - BASIC 0.26$ 0.27$ 0.77$ 0.83$ FUNDS FROM OPERATIONS PER SHARE - DILUTED 0.25$ 0.25$ 0.74$ 0.77$ Weighted average common shares outstanding - basic 120,625 117,218 118,976 116,523 Weighted average common shares outstanding - diluted 129,540 126,610 128,012 126,812 Common dividends per share 0.11$ -$ 0.33$ 0.20$ FFO Payout Ratio 44.0% - 44.6% 26.0% Additional Disclosures: Non Cash Expense (Income) Straight line rent (126)$ (333)$ (438)$ (563)$ Above/below market rent amortization, net (2,125) (2,756) (6,571) (10,756) Non-cash interest expense (14) 74 59 220 Deferred financing costs and mortgage premiums, net 598 568 1,783 1,623 Stock based compensation 2,567 2,341 7,863 6,365 Capital Expenditures Tenant improvements 6,359$ 2,956$ 16,824$ 13,668$ Leasing commissions 450 258 1,406 955 Building improvements 339 103 617 547 Reimbursable property improvements 247 268 573 1,204 Pad and other development 2,729 674 10,063 4,876 Value enhancing tenant improvements 778 1,238 3,943 4,284 The above does not purport to disclose all items required under GAAP. (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. Funds From Operations Supplemental Disclosure Quarter Ended September 30, 2021 - 6 -

(unaudited, dollars in thousands) Outstanding GAAP Maturity Percent of Balance Interest Rate Interest Rate Date Total Indebtedness Fixed Rate Debt Mortgage Debt: Casitas Plaza Shopping Center 6,705$ 5.32% 4.20% 06/01/22 0.5% Riverstone Marketplace 16,922 4.96% 3.80% 07/01/22 1.3% Fullerton Crossroads 26,000 4.73% 3.82% 04/06/24 1.9% Diamond Hills Plaza 35,500 3.55% 3.61% 10/01/25 2.7% Total Mortgage Debt 85,127 4.33% 3.79% 2.6 Years (WA) 6.4% Unsecured Senior Notes: Senior Notes Due 2023 250,000 5.00% 5.21% 12/15/23 18.7% Senior Notes Due 2024 250,000 4.00% 4.21% 12/15/24 18.7% Senior Notes Due 2026 200,000 3.95% 3.95% 09/22/26 15.0% Senior Notes Due 2027 250,000 4.19% 4.19% 12/15/27 18.7% Total Unsecured Senior Notes 950,000 4.30% 4.41% 4.1 Years (WA) 71.1% Term Loan: Interest rate swaps 100,000 3.59% 3.59% 8/31/2022 7.5% Interest rate swaps 200,000 2.74% 2.74% 8/31/2022 15.0% Total Term Loan 300,000 3.02% 3.02% 22.5% Total Fixed Rate Debt 1,335,127 4.02% 4.06% 4.0 Years (WA) 100.0% Variable Rate Debt Credit Facility - 0.98% 0.98% 02/20/24 0.0% Term Loan 300,000 01/20/25 Interest rate swaps - Term Loan (300,000) Total Variable Rate Debt - 0.98% 0.98% 3.3 Years (WA) 0.0% TOTAL PRINCIPAL DEBT 1,335,127$ 4.03% 4.08% 3.8 Years (WA) 100.0% Net unamortized premiums on mortgages 752 Net unamortized discounts on notes (2,400) Net unamortized deferred financing charges (2) (4,122) Total Debt 1,329,357$ (1) Does not include extension options available to ROIC. (2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages. Summary of Debt Outstanding (1) Supplemental Disclosure Quarter Ended September 30, 2021 - 7 -

(unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing -$ -$ -$ -$ 264$ 0.0% 23,129 - - - 24,132 1.8% - - - 250,000 250,686 18.8% 26,000 - - 250,000 276,708 20.7% 32,787 - 300,000 - 333,337 25.0% - - - 200,000 200,000 15.0% - - - 250,000 250,000 18.7% - - - - - 0.0% 81,916$ -$ 300,000$ 950,000$ 1,335,127$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,226,278 94.4% Encumbered properties 552,471 5.6% 9,778,749 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,250,000$ 93.6% Secured principal debt 85,127 6.4% Total Principal Debt 1,335,127$ 100.0% Amount 2021 264$ Mortgage Principal 2023 686 2024 708 2025 550 2026 - 2027 - Year Payments 2022 1,003 Mortgage Principal due at Maturity 86 Thereafter - 3,211$ Number of Properties 82 4 Summary of Debt Outstanding, continued Supplemental Disclosure Quarter Ended September 30, 2021 - 8 -

(unaudited, in thousands, except per share amounts) 09/30/21 06/30/21 03/31/21 12/31/20 09/30/20 Debt coverage ratios, three months ending: Interest coverage ratio (EBITDA/interest expense) 3.3x 3.2x 3.2x 3.4x 3.1x Debt service coverage (EBITDA/(interest expense + scheduled principal payments)) 3.3x 3.2x 3.1x 3.3x 3.1x Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA 6.6x 6.9x 7.3x 7.5x 7.3x Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA 6.6x 6.8x 7.2x 7.1x 7.1x Debt/book value ratios, at period end: Total principal debt/total book assets 46.1% 46.7% 47.4% 48.3% 49.3% Total principal debt/undepreciated book value 39.4% 39.9% 40.7% 41.6% 42.8% Secured principal debt/undepreciated book value 2.5% 2.5% 2.6% 2.6% 2.5% Market capitalization calculations, at period end: Common shares outstanding 120,664 120,041 117,813 117,409 117,264 Operating partnership units (OP units) outstanding 8,542 8,542 8,867 8,966 9,111 Common stock price per share 17.42$ 17.66$ 15.87$ 13.39$ 10.42$ Total equity market capitalization 2,250,772$ 2,270,784$ 2,010,409$ 1,692,160$ 1,316,827$ Total principal debt 1,335,127 1,335,279 1,349,428 1,383,580 1,439,228 TOTAL MARKET CAPITALIZATION 3,585,899$ 3,606,063$ 3,359,837$ 3,075,740$ 2,756,055$ Unsecured Senior Notes Financial Covenants: (1) Total debt to total assets not to exceed 60% 41.5% 42.2% 43.0% 44.1% 45.4% Total secured debt to total assets not to exceed 40% 2.6% 2.7% 2.7% 2.7% 2.7% Total unencumbered assets to total unsecured debt not to be less than 150% 271.7% 267.8% 262.5% 227.5% 220.9% Consolidated income available for debt service to interest expense not to be less than 1.5:1 3.3x 3.2x 3.1x 3.2x 3.2x (1) Calculated in accordance with GAAP pursuant to underlying bond indentures. Selected Financial Analysis Supplemental Disclosure Quarter Ended September 30, 2021 - 9 -

(dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 3Q 2021 Canyon Creek Plaza San Jose, CA 09/01/21 27,900$ 64,662 Total 2021 Acquisitions 27,900$ 64,662 Dispositions Date Owned Shopping Centers Location Sold Sale Amount GLA 2Q 2021 Euclid Plaza San Diego, CA 04/21/21 25,800$ 77,044 3Q 2021 Green Valley Station Cameron Park, CA 08/12/21 15,087$ 52,245 Mills Shopping Center Rancho Cordova, CA 09/28/21 28,805 235,514 Total 3Q 2021 43,892$ 287,759 Total 2021 Dispositions 69,692$ 364,803 Property Acquisitions and Dispositions Supplemental Disclosure Quarter Ended September 30, 2021 - 10 -

(dollars in thousands) Date Owned % Southern California City State Acquired GLA Leased ABR (1) Major Tenants Los Angeles metro area Paramount Plaza * Paramount CA 12/22/09 95,062 100.0% 1,972$ Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy Claremont Promenade * Claremont CA 09/23/10 92,297 93.5% 2,320 Super King Supermarket Gateway Village * Chino Hills CA 12/17/10 96,959 98.5% 3,020 Sprouts Market Seabridge Marketplace * Oxnard CA 05/31/12 98,348 97.9% 2,018 Safeway (Vons) Supermarket Glendora Shopping Center * Glendora CA 08/01/12 106,535 91.5% 1,292 Albertsons Supermarket Redondo Beach Plaza * Redondo Beach CA 12/28/12 110,509 100.0% 2,369 Safeway (Vons) Supermarket, Petco Diamond Bar Town Center * Diamond Bar CA 02/01/13 100,342 100.0% 2,437 Walmart Neighborhood Market, Crunch Fitness Diamond Hills Plaza * Diamond Bar CA 04/22/13 139,505 96.4% 3,855 H-Mart Supermarket Plaza de la Cañada * La Cañada Flintridge CA 12/13/13 100,425 100.0% 2,678 Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy Fallbrook Shopping Center * Los Angeles CA 06/13/14 755,299 99.0% 13,280 Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket(2), TJ Maxx Moorpark Town Center * Moorpark CA 12/03/14 133,547 92.0% 1,981 Kroger (Ralph's) Supermarket, CVS Pharmacy Ontario Plaza * Ontario CA 01/06/15 150,149 97.2% 2,390 El Super Supermarket, Rite Aid Pharmacy Park Oaks Shopping Center * Thousand Oaks CA 01/06/15 110,092 90.5% 2,545 Safeway (Vons) Supermarket, Dollar Tree Warner Plaza * Woodland Hills CA 12/31/15 110,918 93.6% 4,227 Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2) Magnolia Shopping Center * Santa Barbara CA 03/10/16 116,360 87.1% 2,130 Kroger (Ralph's) Supermarket Casitas Plaza Shopping Center * Carpinteria CA 03/10/16 105,118 100.0% 1,897 Albertsons Supermarket, CVS Pharmacy Bouquet Center * Santa Clarita CA 04/28/16 148,903 97.4% 3,642 Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less North Ranch Shopping Center * Westlake Village CA 06/01/16 146,444 91.8% 4,828 Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco The Knolls * Long Beach CA 10/03/16 52,021 100.0% 1,441 Trader Joe's, Pet Food Express The Terraces * Rancho Palos Verdes CA 03/17/17 172,922 92.9% 3,488 Trader Joe's, Marshall's, LA Fitness Los Angeles metro area total 2,941,755 96.4% 63,810$ Orange County metro area Santa Ana Downtown Plaza * Santa Ana CA 01/26/10 105,536 97.1% 2,317$ Kroger (Food 4 Less) Supermarket, Marshall's Sycamore Creek * Corona CA 09/30/10 74,198 97.0% 1,853 Safeway (Vons) Supermarket, CVS Pharmacy (2) Desert Springs Marketplace * Palm Desert CA 02/17/11 113,718 93.3% 2,745 Kroger (Ralph's) Supermarket, Rite Aid Pharmacy Cypress Center West * Cypress CA 12/04/12 107,246 96.8% 2,129 Kroger (Ralph's) Supermarket, Rite Aid Pharmacy Harbor Place Center * Garden Grove CA 12/28/12 122,636 97.9% 1,912 AA Supermarket, Ross Dress For Less, Autozone 5 Points Plaza * Huntington Beach CA 09/27/13 160,536 94.9% 4,210 Trader Joe's Peninsula Marketplace * Huntington Beach CA 10/15/13 95,416 100.0% 2,491 Kroger (Ralph's) Supermarket, Planet Fitness Fullerton Crossroads * Fullerton CA 10/11/17 219,785 98.9% 3,606 Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts The Village at Nellie Gail Ranch * Laguna Hills CA 11/30/17 89,041 96.3% 2,960 Smart & Final Extra Supermarket Orange Country metro area total 1,088,112 97.0% 24,223$ San Diego metro area Marketplace Del Rio * Oceanside CA 01/03/11 183,787 96.0% 3,574$ Stater Brothers Supermarket, Walgreens Renaissance Towne Centre * San Diego CA 08/03/11 53,272 90.9% 2,437 CVS Pharmacy Bay Plaza * San Diego CA 10/05/12 73,324 95.8% 2,064 Seafood City Supermarket Bernardo Heights Plaza * Rancho Bernardo CA 02/06/13 37,729 100.0% 967 Sprouts Market Hawthorne Crossings * San Diego CA 06/27/13 141,288 97.9% 3,374 Mitsuwa Supermarket, Ross Dress For Less, Staples Creekside Plaza * Poway CA 02/28/14 133,852 93.6% 3,172 Stater Brothers Supermarket, AMC Theatres San Diego metro area total 623,252 95.7% 15,588$ Southern California Totals 4,653,119 96.4% 103,621$ (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. (2) These retailers are not tenants of ROIC. *Denotes properties in same center pool for 3Q 2021. Property Portfolio Supplemental Disclosure Quarter Ended September 30, 2021 - 11 -

(dollars in thousands) Date Owned % Northern California City State Acquired GLA Leased ABR (1) Major Tenants San Francisco metro area Pleasant Hill Marketplace * Pleasant Hill CA 04/08/10 69,715 100.0% 1,471$ Total Wine and More, Buy Buy Baby, Basset Furniture Pinole Vista Shopping Center * Pinole CA 01/06/11 140,962 97.8% 4,084 SaveMart (Lucky of CA) Supermarket, Planet Fitness Country Club Gate Center * Pacific Grove CA 07/08/11 109,331 91.6% 2,198 SaveMart (Lucky of CA) Supermarket, Rite Aid Pharmacy Marlin Cove Shopping Center * Foster City CA 05/04/12 73,943 100.0% 2,578 99 Ranch Market The Village at Novato * Novato CA 07/24/12 20,081 100.0% 566 Trader Joe's, Pharmaca Pharmacy Santa Teresa Village * San Jose CA 11/08/12 131,713 99.7% 3,568 Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley Granada Shopping Center * Livermore CA 06/27/13 71,525 100.0% 1,512 SaveMart (Lucky of CA) Supermarket Country Club Village * San Ramon CA 11/26/13 111,093 98.6% 2,290 Walmart Neighborhood Market, CVS Pharmacy North Park Plaza * San Jose CA 04/30/14 76,697 100.0% 2,749 H-Mart Supermarket Winston Manor * South San Francisco CA 01/07/15 49,852 94.0% 1,699 Grocery Outlet Supermarket Jackson Square * Hayward CA 07/01/15 114,220 100.0% 2,374 Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness Gateway Centre * San Ramon CA 09/01/15 112,553 95.3% 2,616 SaveMart (Lucky of CA) Supermarket, Walgreens Iron Horse Plaza * Danville CA 12/04/15 61,915 100.0% 2,366 Lunardi's Market Monterey Center * Monterey CA 07/14/16 25,626 93.7% 1,023 Trader Joe's, Pharmaca Pharmacy Santa Rosa Southside Shopping Center * Santa Rosa CA 03/24/17 88,606 100.0% 1,728 REI, Cost Plus World Market, DSW Monta Loma Plaza * Mountain View CA 09/19/17 48,078 94.4% 1,402 Safeway Supermarket Canyon Creek Plaza San Jose CA 09/01/21 64,662 98.5% 2,018 New Seasons Market Northern California Total 1,370,572 98.0% 36,242$ (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. *Denotes properties in same center pool for 3Q 2021. Property Portfolio, continued Supplemental Disclosure Quarter Ended September 30, 2021 - 12 -

(dollars in thousands) Date Owned % Pacific Northwest City State Acquired GLA Leased ABR (1) Major Tenants Seattle metro area Meridian Valley Plaza * Kent WA 02/01/10 51,597 100.0% 878$ Kroger (QFC) Supermarket The Market at Lake Stevens * Lake Stevens WA 03/11/10 74,130 100.0% 1,679 Albertsons (Haggen) Supermarket Canyon Park Shopping Center * Bothell WA 07/29/11 123,592 100.0% 2,560 PCC Community Markets, Rite Aid Pharmacy, Petco Hawks Prairie Shopping Center * Lacey WA 09/09/11 157,529 90.0% 1,767 Safeway Supermarket, Dollar Tree, Big Lots The Kress Building * Seattle WA 09/30/11 74,616 73.5% 1,438 IGA Supermarket, TJMaxx Gateway Shopping Center * Marysville WA 02/16/12 104,298 96.1% 2,561 WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less Aurora Square * Shoreline WA 2012/2014 108,558 100.0% 2,009 Central Supermarket, Marshall's Canyon Crossing * Puyallup WA 04/15/13 120,398 98.8% 2,845 Safeway Supermarket Crossroads Shopping Center * Bellevue WA 2010/2013 473,147 98.2% 11,964 Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods Bellevue Marketplace * Bellevue WA 12/10/15 113,758 100.0% 3,430 Asian Family Market Four Corner Square * Maple Valley WA 12/21/15 119,531 100.0% 2,606 Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden Bridle Trails Shopping Center * Kirkland WA 10/17/16 110,640 100.0% 2,419 Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree PCC Community Markets Plaza * Edmonds WA 01/25/17 34,459 100.0% 690 PCC Community Markets Highland Hill Shopping Center * Tacoma WA 05/09/17 163,926 100.0% 3,115 National Supermarket, LA Fitness, Dollar Tree, Petco North Lynnwood Shopping Center * Lynnwood WA 10/19/17 63,606 95.8% 1,084 Grocery Outlet Supermarket, Dollar Tree Stadium Center * Tacoma WA 02/23/18 48,888 100.0% 1,039 Thriftway Supermarket Summerwalk Village * Lacey WA 12/13/19 60,343 98.0% 880 Walmart Neighborhood Market Seattle metro area total 2,003,016 97.3% 42,964$ Portland metro area Happy Valley Town Center * Happy Valley OR 07/14/10 138,397 100.0% 3,886$ New Seasons Market Wilsonville Old Town Square * Wilsonville OR 2010/2012 49,937 100.0% 1,907 Kroger (Fred Meyer) Supermarket (2) Cascade Summit Town Square * West Linn OR 08/20/10 94,934 100.0% 1,980 Safeway Supermarket Heritage Market Center * Vancouver WA 09/23/10 108,054 100.0% 1,942 Safeway Supermarket, Dollar Tree Division Crossing * Portland OR 12/22/10 103,561 100.0% 1,324 Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware Halsey Crossing * Gresham OR 12/22/10 99,428 100.0% 1,422 24 Hour Fitness, Dollar Tree Hillsboro Market Center * Hillsboro OR 11/23/11 156,021 100.0% 2,683 Albertsons Supermarket, Dollar Tree, Ace Hardware Robinwood Shopping Center * West Linn OR 08/23/13 70,831 100.0% 1,136 Walmart Neighborhood Market Tigard Marketplace * Tigard OR 02/18/14 136,889 100.0% 2,091 H-Mart Supermarket, Bi-Mart Wilsonville Town Center * Wilsonville OR 12/11/14 167,829 100.0% 3,005 Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree Tigard Promenade * Tigard OR 07/28/15 88,043 100.0% 1,530 Safeway Supermarket Sunnyside Village Square * Happy Valley OR 07/28/15 92,278 100.0% 1,619 Grocery Outlet Supermarket, Snap Fitness, Ace Hardware Johnson Creek Center * Happy Valley OR 11/09/15 108,588 100.0% 2,311 Trader Joe's, Walgreens, Sportsman's Warehouse Rose City Center * Portland OR 09/15/16 60,680 100.0% 833 Safeway Supermarket Division Center * Portland OR 04/05/17 118,122 100.0% 2,060 Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco Riverstone Marketplace * Vancouver WA 10/11/17 95,774 100.0% 2,288 Kroger (QFC) Supermarket King City Plaza * King City OR 05/18/18 62,676 83.5% 886 Grocery Outlet Supermarket Portland metro area total 1,752,042 99.4% 32,903$ Pacific Northwest Totals 3,755,058 98.3% 75,867$ TOTAL SHOPPING CENTERS 9,778,749 97.4% 215,730$ (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. (2) These retailers are not tenants of ROIC. *Denotes properties in same center pool for 3Q 2021. Property Portfolio, continued Supplemental Disclosure Quarter Ended September 30, 2021 - 13 -

(unaudited, dollars in thousands) Three Months Ended Nine Months Ended 09/30/21 09/30/20 $ Change % Change 09/30/21 09/30/20 $ Change % Change Number of shopping centers included in same-center analysis (1) 85 85 85 85 Same-center occupancy 97.4% 97.0% 0.4% 97.4% 97.0% 0.4% REVENUES: Base rents 50,276$ 49,854$ 422$ 0.8% 149,257$ 150,964$ (1,707)$ (1.1%) Percentage rent 90 55 35 63.6% 264 268 (4) (1.5%) Recoveries from tenants 16,492 16,248 244 1.5% 49,634 49,440 194 0.4% Other property income 939 539 400 74.2% 1,493 1,335 158 11.8% Bad debt (513) (2,065) 1,552 (75.2)% (1,938) (8,131) 6,193 (76.2)% TOTAL REVENUES 67,284 64,631 2,653 4.1% 198,710 193,876 4,834 2.5% OPERATING EXPENSES: Property operating expenses 10,969 10,311 658 6.4% 32,069 30,607 1,462 4.8% Property taxes 8,418 8,278 140 1.7% 25,022 24,695 327 1.3% TOTAL OPERATING EXPENSES 19,387 18,589 798 4.3% 57,091 55,302 1,789 3.2% SAME-CENTER CASH NET OPERATING INCOME 47,897$ 46,042$ 1,855$ 4.0% 141,619$ 138,574$ 3,045$ 2.2% SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income 36,945$ 22,034$ 91,421$ 70,188$ Depreciation and amortization 22,854 24,649 69,401 73,041 General and administrative expenses 4,746 4,101 14,353 11,974 Other expense 147 165 631 525 Gain on sale of real estate (12,880) - (22,340) - Straight-line rent (126) (333) (438) (563) Amortization of above- and below-market rent (2,125) (2,756) (6,571) (10,756) Property revenues and other expenses (2) (183) (156) (466) (420) TOTAL COMPANY CASH NET OPERATING INCOME 49,378 47,704 145,991 143,989 Non Same-Center Cash NOI (1,481) (1,662) (4,372) (5,415) SAME-CENTER CASH NET OPERATING INCOME 47,897$ 46,042$ 141,619$ 138,574$ (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. Same-Center Cash Net Operating Income Analysis Supplemental Disclosure Quarter Ended September 30, 2021 - 14 -

(dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertsons / Safeway Supermarkets 18 898,425 9.4% 11,775$ 5.5% 2 Kroger Supermarkets 11 483,455 5.1% 7,538 3.5% 3 SaveMart Supermarkets 4 187,639 2.0% 3,983 1.8% 4 Rite Aid Pharmacy 13 244,278 2.6% 3,281 1.5% 5 JP Morgan Chase 21 95,163 1.0% 3,158 1.5% 6 Marshall's / TJMaxx 6 178,195 1.9% 2,840 1.3% 7 Trader Joe's 8 96,714 1.0% 2,838 1.3% 8 Sprouts Markets 4 159,163 1.7% 2,747 1.3% 9 Grocery Outlet Supermarkets 9 194,443 2.0% 2,685 1.2% 10 H-Mart Supermarkets 3 147,040 1.5% 2,503 1.2% Top 10 Tenants Total 97 2,684,515 28.2% 43,348$ 20.1% Other Tenants 1,806 6,827,811 71.8% 172,382 79.9% Total Portfolio 1,903 9,512,326 100.0% 215,730$ 100.0% Top Ten Tenants Supplemental Disclosure Quarter Ended September 30, 2021 - 15 -

(dollars in thousands) Anchor Tenants (1) Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2021 - - - % - - % - 2022 10 328,741 3.5% 4,568 2.1% 13.89 2023 27 802,669 8.4% 13,063 6.1% 16.27 2024 15 505,124 5.3% 8,415 3.9% 16.66 2025 19 639,595 6.7% 8,951 4.1% 14.00 2026 20 682,187 7.2% 8,936 4.1% 13.10 2027 8 236,256 2.5% 2,585 1.2% 10.94 2028 15 543,746 5.7% 9,887 4.6% 18.18 2029 12 433,505 4.6% 7,976 3.7% 18.40 2030 6 226,514 2.4% 3,431 1.6% 15.15 2031+ 24 893,658 9.4% 13,819 6.3% 15.46 156 5,291,995 55.7% 81,631$ 37.7% 15.43$ Non-Anchor Tenants Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2021 90 154,125 1.6% 5,574 2.6% 36.16 2022 281 509,945 5.4% 16,747 7.8% 32.84 2023 275 607,776 6.3% 19,596 9.1% 32.24 2024 263 600,544 6.3% 18,899 8.8% 31.47 2025 242 596,065 6.3% 18,356 8.5% 30.80 2026 236 576,002 6.1% 18,164 8.4% 31.54 2027 102 317,676 3.3% 8,638 4.0% 27.19 2028 57 171,558 1.7% 6,167 2.9% 35.95 2029 48 150,010 1.6% 4,864 2.3% 32.43 2030 37 111,554 1.2% 4,236 2.0% 37.97 2031+ 116 425,076 4.5% 12,858 5.9% 30.25 1,747 4,220,331 44.3% 134,099$ 62.3% 31.77$ All Tenants Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2021 90 154,125 1.6% 5,574 2.6% 36.16 2022 291 838,686 8.9% 21,315 9.9% 25.41 2023 302 1,410,445 14.7% 32,659 15.2% 23.16 2024 278 1,105,668 11.6% 27,314 12.7% 24.70 2025 261 1,235,660 13.0% 27,307 12.6% 22.10 2026 256 1,258,189 13.3% 27,100 12.5% 21.54 2027 110 553,932 5.8% 11,223 5.2% 20.26 2028 72 715,304 7.4% 16,054 7.5% 22.44 2029 60 583,515 6.2% 12,840 6.0% 22.00 2030 43 338,068 3.6% 7,667 3.6% 22.68 2031+ 140 1,318,734 13.9% 26,677 12.2% 20.23 1,903 9,512,326 100.0% 215,730$ 100.0% 22.68$ (1) Anchor tenants are leases equal to or greater than 15,000 square feet. (2) Does not assume exercise of renewal options. Lease Expiration Schedule Supplemental Disclosure Quarter Ended September 30, 2021 - 16 -

New Leases Non-Anchor Anchor Total Non-Anchor Anchor Total Number of Leases 49 - 49 149 - 149 Gross Leasable Area (sq. ft.) 91,280 - 91,280 307,673 - 307,673 Initial Base Rent ($/sq. ft.) (1) 34.52$ -$ 34.52$ 31.32$ -$ 31.32$ Tenant Improvements ($/sq. ft.) 0.20$ -$ 0.20$ 1.70$ -$ 1.70$ Leasing Commissions ($/sq. ft.) 2.96$ -$ 2.96$ 3.45$ -$ 3.45$ Weighted Average Lease Term (Yrs.) (2) 6.4 - 6.4 6.9 - 6.9 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Total Number of Leases 69 3 72 187 10 197 Gross Leasable Area (sq. ft.) 153,765 129,527 283,292 391,280 307,290 698,570 Initial Base Rent ($/sq. ft.) (1) 29.69$ 13.42$ 22.25$ 30.03$ 11.81$ 22.02$ Tenant Improvements ($/sq. ft.) 0.30$ -$ 0.16$ 0.13$ -$ 0.07$ Leasing Commissions ($/sq. ft.) -$ -$ -$ 0.04$ -$ 0.02$ Weighted Average Lease Term (Yrs.) (2) 4.5 7.4 5.8 4.3 6.0 5.1 Total Non-Anchor Anchor Total Non-Anchor Anchor Total Number of Leases 118 3 121 336 10 346 Gross Leasable Area (sq. ft.) 245,045 129,527 374,572 698,953 307,290 1,006,243 Initial Base Rent ($/sq. ft.) (1) 31.49$ 13.42$ 25.24$ 30.60$ 11.81$ 24.86$ Tenant Improvements ($/sq. ft.) 0.26$ -$ 0.17$ 0.82$ -$ 0.57$ Leasing Commissions ($/sq. ft.) 1.10$ -$ 0.72$ 1.54$ -$ 1.07$ Weighted Average Lease Term (Yrs.) (2) 5.2 7.4 6.0 5.4 6.0 5.6 (1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. (2) Does not assume exercise of renewal options. For the Three Months Ended September 30, 2021 For the Nine Months Ended September 30, 2021 Leasing Summary Supplemental Disclosure Quarter Ended September 30, 2021 - 17 -

New Leases Non-Anchor Anchor Total Non-Anchor Anchor Total Comparative # of Leases 22 - 22 83 - 83 Comparative GLA (sq. ft.) (1) 39,411 - 39,411 172,518 - 172,518 Prior Base Rent ($/sq. ft.) (2) 33.03$ -$ 33.03$ 29.11$ -$ 29.11$ Initial Base Rent ($/sq. ft.) 36.63$ -$ 36.63$ 32.30$ -$ 32.30$ Percentage Change in Base Rents 10.9% - 10.9% 11.0% - 11.0% Tenant Improvements ($/sq. ft.) -$ -$ -$ 2.84$ -$ 2.84$ Leasing Commissions ($/sq. ft.) 2.11$ -$ 2.11$ 3.76$ -$ 3.76$ Weighted Average Lease Term (Yrs.) (3) 7.2 - 7.2 7.1 - 7.1 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Total Comparative # of Leases 69 3 72 187 10 197 Comparative GLA (sq. ft.) 153,765 129,527 283,292 391,280 307,290 698,570 Prior Base Rent ($/sq. ft.) (2) 28.24$ 12.73$ 21.15$ 28.98$ 11.21$ 21.16$ Initial Base Rent ($/sq. ft.) 29.69$ 13.42$ 22.25$ 30.03$ 11.81$ 22.02$ Percentage Change in Base Rents 5.1% 5.3% 5.2% 3.6% 5.4% 4.0% Tenant Improvements ($/sq. ft.) 0.30$ -$ 0.16$ 0.13$ -$ 0.07$ Leasing Commissions ($/sq. ft.) -$ -$ -$ 0.04$ -$ 0.02$ Weighted Average Lease Term (Yrs.) (3) 4.5 7.4 5.8 4.3 6.0 5.1 Total Non-Anchor Anchor Total Non-Anchor Anchor Total Comparative # of Leases 91 3 94 270 10 280 Comparative GLA (sq. ft.) (1) 193,176 129,527 322,703 563,798 307,290 871,088 Prior Base Rent ($/sq. ft.) (2) 29.21$ 12.73$ 22.60$ 29.02$ 11.21$ 22.73$ Initial Base Rent ($/sq. ft.) 31.10$ 13.42$ 24.00$ 30.73$ 11.81$ 24.05$ Percentage Change in Base Rents 6.5% 5.3% 6.2% 5.9% 5.4% 5.8% Tenant Improvements ($/sq. ft.) 0.24$ -$ 0.14$ 0.96$ -$ 0.62$ Leasing Commissions ($/sq. ft.) 0.43$ -$ 0.26$ 1.18$ -$ 0.76$ Weighted Average Lease Term (Yrs.) (3) 5.1 7.4 6.0 5.2 6.0 5.5 (1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition. (2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed. (3) Does not assume exercise of renewal options. For the Three Months Ended September 30, 2021 For the Nine Months Ended September 30, 2021 Same-Space Comparative Leasing Summary Supplemental Disclosure Quarter Ended September 30, 2021 - 18 -

(dollars in thousands) 09/30/21 06/30/21 03/31/21 12/31/20 % leased at beginning of quarter 96.9% 96.9% 96.8% 96.8% % billed at beginning of quarter 92.4% 92.8% 92.8% 93.4% ABR of new leases signed/not yet commenced - at beginning of quarter 10,420$ 9,554$ 8,590$ 6,855$ less: ABR of new leases commenced during quarter (1,890) (1,928) (1,044) (929) plus: ABR of new leases signed during quarter 1,545 2,794 2,008 2,664 ABR of new leases signed/not yet commenced - at end of quarter 10,075$ 10,420$ 9,554$ 8,590$ % leased at end of quarter 97.4% 96.9% 96.9% 96.8% % billed at end of quarter 92.8% 92.4% 92.8% 92.8% ABR of new leases commenced during quarter - actual cash received 298$ 305$ 177$ 140$ Leased vs. Billed Summary Supplemental Disclosure Quarter Ended September 30, 2021 - 19 -

Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Katy McConnell 212.816.4471 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 11250 El Camino Real, Suite 200 San Diego, CA 92130 Transfer Agent: Sue Barron Computershare sue.barron@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913 Supplemental Disclosure Quarter Ended September 30, 2021 - 20 -